UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 18, 2006


                               VERINT SYSTEMS INC.
               (Exact name of registrant as specified in charter)

          DELAWARE                       0-49790                 11-3200514
(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)

                330 SOUTH SERVICE ROAD, MELVILLE, NEW YORK 11747
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 962-9600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING.

On August 18, 2006, Verint Systems Inc. (the "Company") issued a press release announcing that it received a letter from the NASDAQ Stock Market informing the Company that the NASDAQ Listing Qualifications Panel had granted the Company an additional extension for continued listing on the NASDAQ Stock Market, subject to the Company filing by September 25, 2006 its Annual Report on Form 10-K for the fiscal year ended January 31, 2006 its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006, and the Current Report on Form 8-K/A to amend the Form 8-K dated January 9, 2006. In the event the Company is unable to meet this deadline and in the absence of a stay of the Panel's decision, the Company expects that its securities will be delisted from the NASDAQ Stock Market.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   EXHIBITS:

            Exhibit No.                           Description
            -----------                           -----------
               99.1                 Press Release of Verint Systems Inc. dated
                                    August 18, 2006







                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     VERINT SYSTEMS INC.



Dated: August 22, 2006                               By:  /s/ Peter D. Fante
                                                         -----------------------
                                                         Name:  Peter D. Fante
                                                         Title: General Counsel



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                                  EXHIBIT INDEX


Exhibit No.                           Description
-----------                           -----------
   99.1               Press Release of Verint Systems Inc. dated August 18, 2006






















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